UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2011

Legacy Reserves LP
(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 W. Wall, Suite 1400	79701
Midland, Texas	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (432) 689-5200

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Legacy Reserves LP's 2011 annual meeting of unitholders (the “Annual Meeting”) was held Wednesday, May 11, 2011. At the Annual Meeting, four items were submitted to unitholders for vote: (i) the election of seven nominees to serve on the board of directors of Legacy Reserves GP, LLC, our general partner (the “Board”) during 2011 and until our next annual meeting, (ii) an advisory (non-binding) vote on executive compensation, (iii) an advisory (non-binding) vote on the frequency of future unitholder advisory votes on executive compensation, and (iv) the ratification of the appointment of BDO USA, LLP as independent registered public accounting firm of the Partnership for the fiscal year ending December 31, 2011. There were no solicitations in opposition to the Board's solicitations. Out of a total of 43,612,479 units outstanding and entitled to vote, 40,320,681 units (92.45%) were present at the meeting in person or by proxy.
Election of Directors
There were seven nominees for election to serve as directors of our general partner. Each of the nominees for election to the Board was a director of our general partner at the time of the Annual Meeting. The final results of the voting with respect to each nominee to the board were as follows:

Nominee	For	Withheld	Broker Non-Votes
Cary D. Brown	21,499,924	186,487	18,634,270
Kyle A. McGraw	21,540,724	145,687	18,634,270
Dale A. Brown	21,398,276	288,135	18,634,270
G. Larry Lawrence	21,548,373	138,038	18,634,270
William D. (Bill) Sullivan	21,539,024	147,387	18,634,270
William R. Granberry	21,416,257	270,154	18,634,270
Kyle D. Vann	21,538,247	148,164	18,634,270
There were no votes against.
Advisory Resolution Approving Executive Compensation

The final results of the voting with respect to the advisory (non-binding) resolution approving executive compensation were as follows:

For	Against	Abstain	Broker Non-Votes
20,667,215	539,130	480,066	18,634,270

Advisory Vote on Frequency of Advisory Votes on Executive Compensation

The final results of the voting with respect to the advisory (non-binding) vote on the frequency of future unitholder advisory votes on executive compensation were as follows:

For 3 Years	For 2 Years	For 1 Year	Abstain	Broker Non-Votes
17,131,398	431,950	3,516,359	606,704	18,634,270

In accordance with the results of this advisory vote, we intend to hold future advisory votes on the compensation of our general partner's named executive officers, or "say-on-pay" votes, every three years.

Ratification of the Appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2011

The final results of the voting with respect to the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011 were as follows:

For	Against	Abstain	Broker Non-Votes
40,034,638	156,580	129,463	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC,
its general partner

Date: May 16, 2011	/s/ Steven H. Pruett
Steven H. Pruett
President and Chief Financial Officer